                                                                   EXHIBIT 10.26



                         NINTH AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

                                      among

                          OUTBOARD MARINE CORPORATION,
                         OMC ALUMINUM BOAT GROUP, INC.,
                          OMC FISHING BOAT GROUP, INC.,
                       OMC LATIN AMERICA/CARIBBEAN, INC.,
                                       and
                   RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP
                          as Borrowers and Guarantors,

                                       and

                       OMC RECREATIONAL BOAT GROUP, INC.,
                                       and
               (and the other Borrowers and/or Guarantors, if any,
                        from time to time party hereto),

                              BANK OF AMERICA, N.A.
                             as Agent and a Lender,

        (and the other Lenders, if any, from time to time party hereto), as Lenders


                      Dated effective as of August 9, 2000

                         NINTH AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


     THIS NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), dated effective as of August 9, 2000 (the "Amendment Effective Date"), is executed and entered into by and among OUTBOARD MARINE CORPORATION, a Delaware corporation ("OMC"), OMC ALUMINUM BOAT GROUP, INC., a Delaware corporation, OMC FISHING BOAT GROUP, INC., a Delaware corporation, OMC LATIN AMERICA/CARIBBEAN, INC., a Delaware corporation, RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP, a Delaware limited partnership, OMC RECREATIONAL BOAT GROUP, INC., a Delaware corporation (collectively all of the "Loan Parties", as of the Amendment Effective Date, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Loan Parties"), each of the lending institutions signatory hereto (collectively all of the "Lenders", as of the Amendment Effective Date, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Lenders") and BANK OF AMERICA, N.A., (a national banking association and successor in interest to Bank of America, N.A., formerly NationsBank, N.A., successor in interest to NationsBank of Texas, N.A.), in its capacity as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, herein called "Agent").

                                 RECITALS:
                                 --------

     A. The Loan Parties, the Lenders and Agent are parties to the certain Amended and Restated Loan and Security Agreement dated effective as of January 6, 1998, as amended by the certain First Amendment to Amended and Restated Loan and Security Agreement dated effective as of May 21, 1998, the Second Amendment to Amended and Restated Loan and Security Agreement dated effective as of August 31, 1998, the Third Amendment to Amended and Restated Loan and Security Agreement dated effective as of December 21, 1998, the Fourth Amendment to Amended and Restated Loan and Security Agreement dated effective as of February 1, 1999, the Fifth Amendment to Amended and Restated Loan and Security Agreement dated effective as of February 25, 1999, the Sixth Amendment to Amended and Restated Loan and Security Agreement dated effective as of July 30, 1999, the Seventh Amendment to Amended and Restated Loan and Security Agreement dated effective as of October 27, 1999, and the Eighth Amendment to Amended and Restated Loan and Security Agreement dated effective as of January 31, 2000 (hereinafter called the "Agreement"). Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Agreement, as amended by this Amendment.

     B. The Loan Parties, the Lenders and Agent have agreed to amend the Agreement as provided hereinbelow.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions
                                   -----------

     Section 1.1 Definitions. Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Agreement.

                                    ARTICLE 2

                                   Amendments
                                   ----------

     Section 2.1 Amendment to Section 1.1. Effective as of the Amendment Effective Date, Section 1.1 of the Agreement is hereby amended to amend and restate the definition of "Applicable Margin" to read in its entirety as follows:

          "Applicable Margin" means, for each portion of the unpaid balance of the Revolving Credit Loans, the percentage specified for each Type of Loan adjacent to such portion as set forth below, respectively:

     ===========================================================================
     Unpaid Balance of
      Revolving Credit Loans            Eurodollar Loans       Base Rate Loans
     ===========================================================================
     $0 through the amount of the             3.75%                 1.75%
      Trademark IP Allowance
     ---------------------------------------------------------------------------
     All amounts over the amount              2.75%                 1.25%
      of the Trademark IP Allowance
     ===========================================================================

For purposes of determining the Applicable Margin, the unpaid balance of the Revolving Credit Loans shall be deemed to be comprised first of Eurodollar Loans outstanding and thereafter by Base Rate Loans outstanding, notwithstanding the dates on which any such Loans were funded.

     Section 2.2 Amendment to Section 4.4(b)(i). Effective as of the Amendment Effective Date, the first sentence of Section 4.4(b)(i) of the Agreement is hereby amended and restated to read as follows:

     Borrowers agree to pay to Agent for the ratable benefit of the Lenders Letter of Credit fees equal to 2.75% per annum based on the average daily aggregate Letter of Credit Amount of all Letters of Credit from time to time outstanding during the term of this Agreement.

     Section 2.3 Amendment to Section 12.1(b). Effective as of the Amendment Effective Date, Section 12.1(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

          (b) Minimum EBITDA. OMC's Consolidated EBITDA calculated as of the end of any fiscal quarter, shall not fail to comply with at least one of the following requirements specified as of such date: (i) for such fiscal quarter, OMC's Consolidated EBITDA shall not be less than the amount specified for such quarter-end under the heading below entitled "Quarter Amount", or (ii) for the preceding four (4) fiscal quarters, OMC's Consolidated EBITDA shall not be less than the amount specified for such quarter-end under the heading below entitled "Preceding Four Quarters Amount", or (iii) for the preceding two (2) fiscal quarters, OMC's Consolidated EBITDA shall not be less than the amount specified for such quarter-end under the heading below entitled "Preceding Two Quarters Amount", as follows (it being understood and agreed that compliance with this Section 12.1(b), as of any test date, is achieved by meeting any one of the applicable requirements for such test date):

                                            Preceding             Preceding
Quarter Ending         Quarter Amount  Four Quarters Amount  Two Quarters Amount
--------------------  ---------------  --------------------  -------------------

March 31, 2000           ($8,900,000)      $ 74,678,000          N/A
June 30, 2000           $ 28,000,000       $ 48,211,000          N/A
September 30, 2000      $ 18,995,000       N/A                   N/A
December 31, 2000       $  7,910,000       N/A                   $26,905,000
March 31, 2001          $  4,800,000       $ 59,705,000          N/A
June 30, 2001           $ 41,000,000       $ 95,800,000          N/A
September 30, 2001      $ 41,500,000       $103,300,000          N/A
December 31, 2001       $ 21,000,000       $108,300,000          N/A


                                    ARTICLE 3

                                     Waiver
                                     ------

     Section 3.1 Waiver. Any Event of Default resulting from noncompliance with the requirements of Section 12.1(b) as of June 30, 2000 hereby is waived.

     Section 3.2 Limitation. The waiver granted pursuant to Section 3.1 of this Amendment is granted pursuant to Section 16.9 of the Agreement and is expressly limited as provided therein.

                                    ARTICLE 4

                                  Miscellaneous
                                  -------------

     Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Agent:

               (i) Amendment Documents. This Amendment and any other instrument, document or certificate required by Agent to be executed or delivered by any of the Loan Parties, Agent or the Lenders in connection with this Amendment, in each case duly executed (the "Amendment Documents");

               (ii) Fees and Expenses. Evidence that the costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Agent incident to this Amendment or otherwise required to be paid in accordance with Section 16.2 of the Agreement, to the extent incurred and submitted to the Loan Parties, shall have been paid in full;

               (iii) Waiver Fee. Payment to Agent of a waiver fee in an amount agreed upon among the Loan Parties, Agent and the Lenders.

               (iv) Additional Information. Agent shall have received such additional documents, instruments and information as Agent may reasonably request to effect the transactions contemplated hereby;

               (v) Consents. All consents required by Section 16.9 of the Agreement shall have been obtained (it being understood that, pursuant to Section 16.9 of the Agreement, consent of Agent and all Lenders shall be required as a condition for effectiveness of this Amendment).

          (b) The representations and warranties contained herein, in the Agreement and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

          (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent.

          (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

     Section 4.2 Representations and Warranties. The Loan Parties hereby represent and warrant to, and agree with, Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Loan Parties (as applicable) and will not violate any of such Loan Party's certificate of incorporation or bylaws (or, in the case of Recreational Boat Group Limited Partnership, its certificate of limited partnership or its limited partnership agreement), (b) after giving effect to this Amendment, all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, (d) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, and (e) the certifications delivered to Agent under clause (i), clause
(ii) and clause (iii) of Section 6.1(c) of the Agreement (in the case of the certification required by such clause (iii), as subsequently modified pursuant to Section 6.2(b) of the Agreement) remain true, correct and complete as of the Amendment Effective Date.

     Section 4.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

     Section 4.4 Reference to Agreement. Each of the Loan Documents, including the Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

     Section 4.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except each of the Loan Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Lenders.

     Section 4.7 General. This Amendment, when signed by the Loan Parties, the Agent and all Lenders, (i) subject to the prior satisfaction of the conditions prescribed by Section 4.1, shall be deemed effective prospectively as of the Amendment Effective Date, (ii) contains the entire agreement among the parties and may not be amended or modified except pursuant to the Agreement in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas, and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts effective as of the date specified in the preamble hereof.

                                    BORROWERS:

                                    OUTBOARD MARINE CORPORATION


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------

                                    OMC ALUMINUM BOAT GROUP, INC.


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------

                                    OMC FISHING BOAT GROUP, INC.


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------

                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    OMCLATIN AMERICA/CARIBBEAN, INC.


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    RECREATIONAL BOAT GROUP
                                         LIMITED PARTNERSHIP

                                    By:  OMC Recreational Boat Group, Inc.,
                                             General Partner


                                         By:
                                             -------------------------------
                                         Name:
                                               -----------------------------
                                         Title:
                                                ----------------------------


                                         By:
                                             -------------------------------
                                         Name:
                                               -----------------------------
                                         Title:
                                                ----------------------------

                                    GUARANTOR:

                                    OMC RECREATIONAL BOAT GROUP, INC.


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------

                                    AGENT:

                                    BANK OF AMERICA, N.A.
                                    In its capacity as Agent


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    LENDERS:

                                    BANK OF AMERICA, N.A.
                                    In its capacity as Lender


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    FLEET CAPITAL CORPORATION


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------


                                    FLEET BUSINESS CREDIT CORPORATION


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------